Exhibit 24.4

                               POWER OF ATTORNEY

     Each of the undersigned constitutes and appoints David F. Benson, Michael
S. Benjamin and William C. Baker his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all post-effective amendments to the Joint Registration Statement of Meditrust Corporation and Meditrust Operating Company (Registration Nos. 333-40055 and 333-40055-1), and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                          /s/ Donald J. Amaral
                                          ---------------------------------
                                          Donald J. Amaral, Director


                                          ---------------------------------
                                          David F. Benson, Director


                                          /s/ Nancy G. Brinker
                                          ---------------------------------
                                          Nancy G. Brinker, Director


                                          /s/ Edward W. Brooke
                                          ---------------------------------
                                          Edward W. Brooke, Director


                                          /s/ William G. Byrnes
                                          ---------------------------------
                                          William G. Byrnes, Director


                                          /s/ C. Gerald Goldsmith
                                          ---------------------------------
                                          C. Gerald Goldsmith, Director


                                          /s/ Stephen E. Merrill
                                          ---------------------------------
                                          Stephen E. Merrill, Director


                                          /s/ Thomas J. Magovern
                                          ---------------------------------
                                          Thomas J. Magovern, Director


                                          /s/ Gerald Tsai, Jr.
                                          ---------------------------------
                                          Gerald Tsai, Jr., Director

September 29, 1998